    ======================================================================


                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           _________________________


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 1998

                       FRIEDE GOLDMAN INTERNATIONAL INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                        0-22595               72-1362492
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



                      502 EAST CAPITOL STREET,  SUITE 402
                          JACKSON, MISSISSIPPI  39201
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (601) 352-1107
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)



                           _________________________

    ======================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          The Acquisition

          Effective as of January 1, 1998, Friede Goldman International Inc., a Delaware corporation (the "Company"), through its wholly owned subsidiary, Friede Goldman Canada Inc., a Newfoundland corporation ("FGCI" or the "Purchaser"), acquired all of the issued and outstanding shares of capital stock of Friede Goldman Marystown Ltd., a Newfoundland corporation (the "Acquiree") from (i) Marystown Shipyard Limited, a Newfoundland corporation wholly owned by Her Majesty the Queen in right of the Province of Newfoundland ("MSL") and (ii) Newfoundland Ocean Enterprises Ltd., a Newfoundland corporation wholly owned by Her Majesty the Queen in right of the Province of Newfoundland ("NOEL", and with MSL, the "Sellers"). The acquisition was effected pursuant to a Share Purchase Agreement, dated January 1, 1998 (the "Share Purchase Agreement"), by
and among MSL, NOEL, Aquiree, FGCI and the Company.    Under the terms of the
Share Purchase Agreement, the Purchaser paid a purchase price of C$1 (one dollar). However, the Share Purchase Agreement also provides that, among other things, the Purchaser (i) maintain a minimum of 1.2 million employee manhours (including manhours for management, labor, salaried and hourly employees) with respect to the shipyard operations acquired by the Purchaser for each of the 1998, 1999 and 2000 calender years, (ii) undertake certain capital improvements at the acquired shipyards and invest C$5 million to C$15 million to maintain and expand the Acquiree's business and (iii) pay to the Sellers fifty percent (50%) of net after-tax profit of MSL and Acquiree for the twelve-month period ending
March 31, 1998.   The Share Purchase Agreement provides that Purchaser will pay to the Sellers liquidated damages of C$10 million for 1998 and C$5 million in 1999 and 2000 if the minimum number of manhours described above is not attained
for such year.   Prior to entering into the Share Purchase Agreement, the
Sellers transferred two shipyard facilities and related assets to the Acquiree pursuant to an Asset Purchase Agreement, dated December 22, 1997, by and among MSL, NOEL, Acquiree and Her Majesty the Queen, in right of the Province of Newfoundland.

          The Financing

          The Company financed the acquisition with existing working capital.

          Friede Goldman Newfoundland Limited

          The Acquiree owns two deepwater, ice-free shipyard and fabrication
facilities located in  Marystown, Newfoundland, Canada.   On January 6, 1998,
the corporate name of the Acquiree was changed to "Friede Goldman Newfoundland Limited."

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (A-B) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED AND PRO FORMA FINANCIAL INFORMATION

          The financial statements and pro forma financial information required pursuant to this Item 7 with respect to the acquisition as described in Item 2 above will be filed by amendment hereto within the time period required by Item 7 of Form 8-K.

          (C)   EXHIBITS

          Exhibit 99.1  --   Press Release issued by Friede Goldman
                             International Inc. on January 5, 1998.

          Exhibit 99.2  --   Stock Purchase Agreement, dated January 1, 1998, by
                             and among Marystown Shipyard Limited, Newfoundland
                             Ocean Enterprises Ltd., Friede Goldman Canada Inc.,
                             Friede Goldman International Inc. and Friede
                             Goldman Marystown Ltd.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRIEDE GOLDMAN INTERNATIONAL INC.


Date:  January 16, 1998

                                     By:     /S/ JAMES A. LOWE, III
                                        ----------------------------------
                                         James A. Lowe, III
                                         General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit No.                                                             Page No.
-----------                                                             --------

Exhibit 99.1  --   Press Release issued by Friede Goldman International Inc. on
                   January 5, 1998.

Exhibit 99.2  --   Stock Purchase Agreement, dated January 1, 1998, by and among
                   Marystown Shipyard Limited, Newfoundland Ocean Enterprises
                   Ltd., Friede Goldman Canada Inc., Friede Goldman
                   International Inc. and Friede Goldman Marystown Ltd.